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                                                                   Exhibit 23(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 2001 included in Colgate-Palmolive Company's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                               ARTHUR ANDERSEN LLP

New York, New York

October 26, 2001




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